                                                                EXHIBIT 10.10(C)


                             THE TIMBERLAND COMPANY
                                200 DOMAIN DRIVE
                          STRATHAM, NEW HAMPSHIRE 03885

                                SECOND AMENDMENT

                                                                     Dated as of
                                                                   June 28, 1995

     Re:                      Amended and Restated
                   Note Agreements dated as of April 1, 1994

                         $35,000,000 9.70% Senior Notes
                              Due December 1, 1999

To the Holder named in Schedule I
hereto which is a signatory of this
Agreement

Ladies and Gentlemen:

         The undersigned, The Timberland Company, a corporation duly organized and validly existing under the laws of the State of Delaware, (the "Company"), agrees with you as follows:

SECTION 1.        INTRODUCTION.

         Reference is made to the separate Amended and Restated Note Agreements, each dated as of April 1, 1994, as amended by the separate First Amendments thereto, each dated as of April 15, 1995 collectively, (the "Original Note Agreements"), between the Company and the Purchasers named in Schedule I thereto, respectively. Unless otherwise herein defined or the context hereof otherwise requires, the capitalized terms in this Second Amendment shall have the respective meanings specified in the Original Note Agreements. The holders of the Notes at the time of reference are referred to herein as the "Holders".

         Reference is also made to that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of June 28, 1995 (the "Credit Agreement Amendment") among the Company, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent, which is being executed and delivered concurrently herewith.

The Timberland Company                                          Second Amendment

         The Company has requested that, subject to the satisfaction of the conditions set forth herein, the Original Note Agreements be amended as of June 28, 1995 (the "Effective Date") in the respects, but only in the respects, hereinafter set forth, and, by your execution hereof, you hereby agree to such amendments on the terms hereinafter set forth.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to you as follows:

         (a) After giving effect to this Second Amendment and the Credit Agreement Amendment and the transactions contemplated hereby and thereby, no Default or Event of Default has occurred and is continuing, and no event has occurred and no condition exists which with the lapse of time or the giving of notice, or both, would constitute an event of default under any indenture, agreement, or other instrument under which any Indebtedness of the Company or any Restricted Subsidiary for borrowed money in an aggregate principal amount in excess of $1,000,000 is outstanding.

         (b)      The Company has no Unrestricted Subsidiaries.

SECTION 3.        CONDITIONS PRECEDENT.

         The effectiveness of this Second Amendment shall be subject to the following conditions precedent:

         Section 3.1. Execution of the Credit Agreement Amendment. The Company, the Agent named therein and the Required Banks (as defined in the Credit Agreement) shall have duly executed and delivered the Credit Agreement Amendment, which shall be a legal, valid, binding and enforceable agreement of the Company.

         Section 3.2. Warranties and Representations True. The warranties and representations of the Company set forth in Section 2 hereof shall be true and correct in all material respects on the Effective Date with the same effect as though made on and as of the Effective Date.

         Section 3.3. Payment of Closing Fees. In consideration of your execution and delivery of this Second Amendment, the Company shall have paid to each Holder a closing fee in an amount equal to .375% of the outstanding principal amount of the Notes held by such Holder on the Effective Date.

The Timberland Company                                          Second Amendment

         Section 3.4. Proceedings Satisfactory;. All proceedings taken in connection with the transactions contemplated or provided for in this Second Amendment and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith, all in form and substance satisfactory to you and your special counsel.

SECTION 4.        AMENDMENTS.

         The following amendments to the Original Note Agreements shall become effective on the Effective Date and shall terminate and be of no further force and effect on February 28, 1997:

         Section 4.1. Amendment to Section 5.7. Section 5.7 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                     "Section 5.7.    Minimum Consolidated Tangible Net Worth.
             Consolidated Tangible Net Worth will at no time during any period set forth below be less than the sum of (i) the amount set forth below opposite such period and (ii) 80% of the net cash proceeds of all issuances by the Company of shares of its capital stock after the Second Amendment Effective Date:


                   PERIOD
                   AMOUNT
                   Second Amendment Effective Date
                    through the next to last day of
                    the third fiscal quarter of 1996          $100,000,000

                   Last day of the third fiscal quarter
                    of 1996 through the next to last
                    day of the fourth fiscal quarter
                    of 1996                                   $120,000,000

                   Last day of the fourth fiscal quarter
                    of 1996 and thereafter                    $125,000,000

The Timberland Company                                          Second Amendment

              "The following terms shall have the following meanings solely for purposes of this ss.5.7:

                   "'Consolidated Net Worth' means at any date the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries (without giving effect to (i) any write-ups or write-downs resulting from foreign currency translations after December 31, 1994 or (ii) up to $17,000,000 (calculated on a pre-tax basis) of certain extraordinary items that may be booked after April 19, 1995) as of such date.

                   "'Consolidated Subsidiary' means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

                   "'Consolidated Tangible Net Worth' means at any date Consolidated Net Worth less the consolidated Intangible Assets of the Company and its Consolidated Subsidiaries, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such Consolidated Net Worth) of (i) all write-ups (other than write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1993 in the book value of any asset owned by the Company or a Consolidated Subsidiary, (ii) all Investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

                   "'Investment' means any investment in any Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise."

The Timberland Company                                          Second Amendment

         Section 4.2. Amendments to Section 5.8. Section 5.8 of the Original Note Agreements shall be, and the same is hereby amended as follows:

         (a) Section 5.8(a)(3) is amended in its entirety to read as follows:

                        "(3)     [Intentionally Reserved]".

         (b) Section 5.8(a)(5) is amended in its entirety to read as follows:

                        "(5)     Current Debt or Funded Debt of a Restricted
                 Subsidiary, other than that permitted by ss.5.8(a)(4), provided that at the time of incurrence thereof and after giving effect thereto and to the application of the proceeds thereof, Specified Debt does not exceed 15% of Consolidated Tangible Net Worth."

         Section 4.3. Amendment to Section 5.9. Section 5.9 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                        "Section 5.9.    Fixed Charge Coverage Ratio.  The
               Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending during any period set forth below will not be less than the ratio set forth opposite such period:


                                     PERIOD                           RATIO
                    First day of the second fiscal quarter
                    of 1995 through the last day of such
                    quarter

                                                                    1.35 to 1

                    First day of the third fiscal quarter
                    of 1995 through the last day of the
                    second fiscal quarter of 1996

                                                                    0.75 to 1

                    First day of the third fiscal quarter
                    of 1996 and thereafter

                                                                    1.50 to 1"


The Timberland Company                                          Second Amendment

               "The following terms shall have the following meanings solely for purposes of this Section 5.9:

                               "'Consolidated EBITR' means, for any period, the
                      sum of (i) consolidated net income of the Company and its Consolidated Subsidiaries for such period plus (ii) to the extent deducted in determining such consolidated net income, the sum of (A) Consolidated Interest Expense, (B) Consolidated Rental Expense (C) consolidated taxes of the Company and its Consolidated Subsidiaries for such period and (D) up to $17,000,000 (calculated on a pre-tax basis) of certain extraordinary items that may be booked after April 19, 1995.

                               "'Consolidated Interest Expense' means, for any
                      period, the interest expense (less interest income) of the Company and its Consolidated Subsidiaries determined on a consolidated basis for such period.

                               "'Consolidated Rental Expense' means, for any
                      period, the rental expense of the Company and its Consolidated Subsidiaries (other than with respect to capital leases) determined on a consolidated basis for such period.

                               "'Consolidated Subsidiary' is defined in
                      Section 5.7.

                               "'Fixed Charge Coverage Ratio' means, for any
                      period, the ratio of (i) Consolidated EBITR for such period to (ii) the sum of (A) Consolidated Interest Expense for such period, (B) Consolidated Rental Expense for such period and (C) dividends on preferred stock of the Company and its Consolidated Subsidiaries for such period (other than any such dividends paid to the Company or its Consolidated Subsidiaries)."

         Section 4.4. Amendment to Section 5.10. Section 5.10(j) of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

The Timberland Company                                          Second Amendment

                           "(j) provided that no Default or Event of Default
                  exists at the time of creation thereof, other Liens on fixed assets (in addition to those permitted by the foregoing provisions of this Section 5.10) if, after giving effect thereto (and to the application of the proceeds thereof), the aggregate amount of Specified Debt would not exceed 15% of Consolidated Tangible Net Worth; and"

          Section 4.5. Amendment to Section 5.11. Section 5.11 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.11.   Restricted Payments.  Neither the
                  Company nor any Subsidiary will declare or make any Restricted Payment unless, after giving effect thereto, the aggregate of all Restricted Payments declared or made subsequent to December 31, 1990 does not exceed 25% of consolidated net income (less consolidated net loss, if any) of the Company and its Consolidated Subsidiaries for the period from January 1, 1991 through the end of the Company's then most recent fiscal quarter (treated for this purpose as a single accounting period). Nothing in this Section 5.11 shall prohibit the payment of any dividend or distribution within 60 days after the declaration thereof if such declaration was not prohibited by this Section 5.11.

                           "The following term shall have the following meaning
                  solely for purposes of this Section 5.11:

                                   "'Restricted Payment' means (i) any dividend
                         or other distribution on any shares of the Company's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment (other than payments for the repurchase of shares of the Company's common stock from employees or former employees of the Company or any of its Subsidiaries pursuant to the 1987 Employee Stock Purchase Plan, the 1991 Employee Stock Purchase Plan or the 1987 Employee Stock Option Plan, in each case as amended (other than to change in any material respect any provisions relating to repurchases of any such shares) from time to time (or any successor plans with substantially similar provisions), in an aggregate amount not to exceed the proceeds received by the Company after the date hereof

The Timberland Company                                          Second Amendment

                         of sales of shares of the Company's common stock to employees of the Company and its Subsidiaries) on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Company's capital stock or (b) any option, warrant or other right to acquire shares of the Company's capital stock."

         Section 4.6. Amendment to Section 5.19. Section 5.19(f) of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                          "(f)     Officers Certificates. Within the periods
                 provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that he has reviewed the provisions of this Agreement and setting forth:
                 (i) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Section 5.5 through
                 Section 5.21, inclusive, at the end of the period covered by the financial statements then being furnished, (ii) whether there existed as of the date of such financial statements and whether, to the best of his knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto and (iii) the information and computations (in sufficient detail) required in order to establish whether the Company was in compliance with the requirements of Section 5.6 through Section 5.14, inclusive, and Section 5.17 (as such Sections were in effect immediately prior to the Second Amendment Effective Date) at the end of the period covered by the financial statements then being furnished, and the amount, if any, of the Credit Fee (as defined in the Second Amendment) to be paid to the holders of the Notes pursuant to Section 5 of the Second Amendment;"

          Section 4.7. Additional Covenants of the Company. The following Sections 5.20 through 5.24 shall be added to the Original Note Agreements immediately following Section 5.19, to read in their respective entireties as follows:

The Timberland Company                                          Second Amendment

                  "Section 5.20. Debt. Without limiting the provisions of
         Section 5.8 the Company will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

                       "(a)    Debt outstanding under the Credit Agreement as in
                effect on the date hereof giving effect to Amendment No. 2 thereto, provided that the sum of (i) the aggregate principal amount of Loans outstanding under the Credit Agreement and (ii) the aggregate principal amount of Permitted Short-Term Debt shall not exceed (A) for a minimum of thirty consecutive days in the period between December 1, 1995 and March 1, 1996, $20,000,000 and (B) on any day, the Limitation Amount for such day; and

                       "(b)    Other Debt permitted by Section 5.08 of the
                Credit Agreement as in effect on the date hereof giving effect to Amendment No. 2 thereto.

                "The following terms shall have the following meanings solely for purposes of this Section 5.20:

                       "'Debt' of any Person means at any date, without
                duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.10 and the definitions of Material Debt and Material Financial
                Obligations, all contingent obligations) of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument, whether drawn or undrawn, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such

The Timberland Company                                          Second Amendment

                Debt is assumed by such Person, and (vii) all Debt of others guaranteed by such Person.

                          "'Derivatives Obligations' of any Person means all
                obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

                          "'Limitation Amount' means, for any day set forth, or
                for any day during any period set forth, below, the amount set forth below opposite such day or period:


                                    DAY OR PERIOD                     LIMITATION
           AMOUNT

                           Second Amendment Effective Date
                            through the last day of the
                            second fiscal quarter of 1995             $100,000,000

                           First day of the third fiscal
                            quarter of 1995 through the
                            next to last day of such
                            quarter                                   $125,000,000

                           Last day of the third fiscal
                            quarter of 1995 through the
                            next to last day of the fourth
                            fiscal quarter of 1995                    $115,000,000

                           Last day of the fourth fiscal
                            quarter of 1995                           $ 20,000,000


The Timberland Company                                          Second Amendment

                           First day of the first fiscal
                            quarter of 1996 through the
                            last day of such quarter          $ 30,000,000

                           First day of the second fiscal
                            quarter of 1996 through the
                            last day of such quarter          $ 65,000,000

                           First day of the third fiscal
                            quarter of 1996 through the
                            next to last day of the fourth
                            fiscal quarter of 1996                    $100,000,000

                           Last day of the fourth fiscal
                            quarter of 1996 and thereafter    $ 20,000,000

                                    "'Loan' means a Domestic Loan, a Euro-Dollar
                           Loan or a Money Market Loan (each as defined in the Credit Agreement) and "Loans" means Domestic Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

                                    "'Material Debt' means Debt (other than the
                           Loans) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $1,000,000.

                                    "'Material Financial Obligations' means a
                           principal or face amount of Debt and/or payment obligations in respect of Derivatives Obligations of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $2,500,000 (or, in the case of foreign exchange transactions, $5,000,000).

                                    "'Permitted Short-Term Debt' means Debt
                           (other than Loans or Debt permitted under Section 5.08(g) of the Credit Agreement) of the Company or any of its Subsidiaries having a maturity, at the time such Debt is

The Timberland Company                                          Second Amendment

                           incurred, of not more than one year from the date such Debt is incurred.

                           "Section 5.21.   Leverage Ratio.  The Leverage Ratio
                 will at no time during any period or on any day set forth below exceed the ratio set forth below opposite such period or day:


                                    PERIOD OR DAY                      LEVERAGE
                 RATIO
                           First day of the second fiscal
                            quarter of 1995 through the
                            last day of such quarter                  2.25 to 1.00

                           First day of the third fiscal
                            quarter of 1995 through the next
                            to last day of such quarter               2.30 to 1.00

                           Last day of the third fiscal
                            quarter of 1995 through the
                            next to last day of the fourth
                            fiscal quarter of 1995                    2.25 to 1.00



The Timberland Company                                          Second Amendment

                           Last day of fourth fiscal quarter
                            of 1995                                     1.50 to 1.00

                           First day of the first fiscal
                            quarter of 1996 through the last
                            day of such quarter                         1.60 to 1.00

                           First day of the second fiscal
                            quarter of 1996 through the
                            next to last day of the third
                            fiscal quarter of 1996                      1.90 to 1.00

                           Last day of the third fiscal
                            quarter of 1996 through the
                            next to last day of the fourth
                            fiscal quarter of 1996                      1.80 to 1.00

                           Last day of the fourth fiscal
                            quarter of 1996                             1.25 to 1.00

                           First day of the first fiscal
                            quarter of 1997 and thereafter              1.45 to 1.00


                           "The following terms shall have the following
                 meanings solely for purposes of this Section 5.21:

                                   "'Consolidated Debt' means at any date the
                           Debt of the Company and its Consolidated
                           Subsidiaries, determined on a consolidated basis as of such date.

                                   "'Consolidated Subsidiaries' is defined in
                           Section 5.7.

                                   "'Debt' is defined in Section 5.20.

The Timberland Company                                          Second Amendment


                           "'Leverage Ratio' means, for any date, the ratio of
                   (i) Consolidated Debt on such date to (ii) Consolidated Net Worth (as defined in Section 5.7) on such date.

                           "'Loan' is defined in Section 5.20.

                   "Section 5.22.   No Unrestricted Subsidiaries.  The Company
           shall not designate any Subsidiary as an Unrestricted Subsidiary.

                   "Section 5.23. Payments with Respect to Credit Agreement.
           The Company will not, without the prior written consent of Holders holding not less than 51% of the unpaid principal amount of the Notes, directly or indirectly pay or extend, or enter into any agreement with any of the other Persons party to the Credit Agreement which provides for the payment or extension by the Company of, any form of additional compensation or security to any such Person in consideration for any amendment of, waiver of the requirements of, or consent to a modification of, Sections 2.13, 5.11, 5.12, 5.13 or 5.14 of the Credit Agreement (or related definitions of terms), as amended to the date hereof.

                   "Section 5.24.   Restrictive Agreements.  (a) The Company
           will not, and will not permit any Subsidiary to, enter into any agreement after the Second Amendment Effective Date which shall further limit (i) the ability of the Company or any Subsidiary to amend or otherwise modify this Agreement or any Note, (ii) the ability of any Subsidiary to make any payments, directly or indirectly, to the Company, (iii) the ability of any Subsidiary to guarantee any obligation of the Company under the Agreement or any Note or (iv) the ability of the Company or any Subsidiary to grant any Lien on any or all of its property to secure its obligations under this Agreement, the Notes or any such guarantee; provided that
           (x) the agreements and instruments entered into in connection with the refinancing of any Debt of the Company or any Subsidiary outstanding on the Second Amendment Effective Date (or on the date such Subsidiary becomes a Subsidiary) may contain any such limitations that were contained in the agreements and instruments governing the Debt so refinanced and (y) it is understood that the imposition by any governmental entity of any restriction of the

The Timberland Company                                          Second Amendment


           kind set forth in this Section shall not be deemed to be a Default under this Section.

                     "(b)     The Company will not, and will not permit any
           Subsidiary to, enter, after the Second Amendment Effective Date, into any agreement (including, without limitation, any amendment or modification of, or supplement to, any outstanding agreement) with respect to any Debt of the Company or any Subsidiary that contains conditions, covenants or events of default that are more burdensome or restrictive to the Company or such Subsidiary than those contained in the Credit Agreement are to the Company on the Second Amendment Effective Date.

                     "The following terms shall have the following meanings solely for purposes of this Section 5.24:

                              "'Debt' is defined in Section 5.20.

                              "'Loan' is defined in Section 5.20."

         Section 4.8. Amendment to Section 6.1. Section 6.1(f) of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                     "(f)     Default shall occur in the observance or
           performance of any covenant or agreement contained in ss.5.6 through
           Section 5.15, inclusive, Section 5.17, Section 5.20, Section 5.21, or
           Section 5.23; or"

         Section 4.9. Amendments to Section 8.1. The following definitions shall be added to Section 8.1 of the Original Note Agreements in alphabetical order and shall read as follows:

                          "'Credit Agreement' shall mean that certain Amended
             and Restated Credit Agreement dated as of March 14, 1995, among the Company, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent, as amended to date.

                          'Second Amendment' shall mean the Second Amendment to
             this Agreement dated as of June 28, 1995 between the Company and you.

The Timberland Company                                          Second Amendment

                     'Second Amendment Effective Date' shall mean the date
             on which the Second Amendment becomes effective."

SECTION 5.        CREDIT FEE.

          If, on any interest payment date, the Company is not in compliance (determined as of the end of the then most recent fiscal quarter of the Company) with Sections 5.6 through 5.14, inclusive, or Section 5.17 of the Original Note Agreements (as in effect immediately prior to the Effective Date), the Company shall pay to each Holder a fee (the "Credit Fee") in an amount equal to .125% of the outstanding principal amount of the Notes held by such Holder on such interest payment date (each a "Non-Compliance Date"), before giving effect to any payment of principal made on the Notes on such Non-Compliance Date.

          Each Credit Fee shall be due and payable 10 days following the delivery to the Holders of the Company's financial statements for the fiscal quarter immediately preceding the applicable Non-Compliance Date or, if earlier, on the date such financial statements are required to be delivered to the holders of the Notes pursuant to Section 5.19 of the Original Note Agreements, as amended hereby.

          In the event that the Company has not delivered the required financial statements by the date provided in said Section 5.19 for any financial reporting period ending immediately prior to an interest payment date, such interest payment date shall be deemed to be a Non-Compliance Date hereunder, and the Credit Fee relating to such Non-Compliance Date shall become immediately due and payable.

SECTION 6.                 MISCELLANEOUS.

          Section 6.1. Waiver of Default. Any Default or Event of Default which might have existed under the Original Note Agreements prior to giving effect to this Second Amendment but which would not constitute such a Default or Event of Default under the Original Note Agreements as amended by this Second Amendment is hereby waived.

          Section 6.2. Notices. Any and all notices, requests, certificates and other instruments executed and delivered after the effective date of this Second Amendment may refer to the "Note Agreements dated as of April 1, 1994" without making specific reference to this Second Amendment, but nevertheless all such references shall be deemed to include this Second Amendment unless the context shall otherwise require.

         Section 6.3. Expenses. The Company will pay all expenses relating to this Second Amendment in accordance with Section 9.4 of the Original Note Agreements.

The Timberland Company                                          Second Amendment


      Section 6.4. Construction. This Second Amendment shall be construed in connection with and as part of the Original Note Agreements, and all terms, conditions and covenants contained in the Original Note Agreements, except as herein modified, shall be and remain in full force and effect.

      Section 6.5. Counterparts. This Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but altogether one and the same instrument.

      Section 6.6. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

The Timberland Company                                          Second Amendment


      Upon the acceptance of this Second Amendment by Holders holding at least 51% in aggregate unpaid principal amount of all outstanding Notes, this agreement shall become effective and the Original Note Agreements shall be amended as herein set forth, such amendment to be effective as of June 28, 1995.

                                           THE TIMBERLAND COMPANY


                                           By
                                              Its
                                                  ------------------------------

Accepted as of June 28, 1995

                                           [Variation]

                                           By
                                              Its
                                                  ------------------------------

                                           By
                                              Its
                                                  ------------------------------

                                           Holding $[Variation] unpaid principal
                                           amount of the Notes.